EXHIBIT 10.24

                                                                  EXECUTION COPY


                       THIRD AMENDMENT, CONSENT AND WAIVER
                       -----------------------------------


                  THIRD AMENDMENT, CONSENT AND WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of January 20, 2000, among GOLDEN SKY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware ("Holdings"), GOLDEN SKY SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the Banks party hereto from time to time, PARIBAS (formerly known as Banque Paribas), as Syndication Agent, FLEET NATIONAL BANK, as Administrative Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks, the Agents and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of July 7, 1997, amended and restated as of May 8, 1998 (as amended, modified and supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to consent to certain actions and waive certain provisions of the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 7.20 of the Credit Agreement shall be amended by deleting such section in its entirety and inserting in lieu thereof the following new section:

                  "7.20 Corporate Separateness. Holdings will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the maintenance of corporate records. Neither Holdings nor any Subsidiary of Holdings shall make any payment to a creditor of Pegasus or any other Subsidiary of Pegasus in respect of any liability of Pegasus or any such Subsidiary, and no bank account of Pegasus or any other Subsidiary of Pegasus shall be commingled with any bank account of Holdings or any Subsidiary of Holdings. Any financial statements distributed to any creditors of Pegasus and its Subsidiaries shall, to the extent permitted by generally accepted accounting principles, clearly establish the corporate separateness of Pegasus and its Subsidiaries from Holdings and each of Holding's Subsidiaries. Neither Holdings nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Pegasus and its Subsidiaries on the one hand and of Holdings or any Subsidiary of the Holdings on the other hand being ignored, or in the assets and liabilities of Holdings or any Subsidiary of Holdings being substantively consolidated with those of Pegasus and its Subsidiaries in a bankruptcy, reorganization or other insolvency proceeding; it being understood that Pegasus shall be permitted to file tax returns on a consolidated basis with its Subsidiaries."

                  2. Section 8.06 of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the end of such section:

                  "Notwithstanding anything to the contrary contained above, Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction with Pegasus or any Subsidiary of Pegasus (other than Holdings and its Subsidiaries), except for cost allocation arrangements which require each entity to pay its pro rata share of the overhead and customer care costs based on the number of subscribers and regional dealers and support costs based on the number of subscriber additions."

                  3. Section 9 of the Credit Agreement is hereby amended by (x) inserting a semi-colon and the word "or" in lieu of the period at the end of
Section 9.12 and (y) inserting the following new Section 9.13:

                  "9.13 Offer to Purchase. Holdings or its Subsidiaries shall become obligated to pay more than $25,000,000 to repurchase debt securities as a result of any "change-in-control" offers required to be made by Holdings or any of its subsidiaries to holders of outstanding debt securities of Holdings or any of its subsidiaries."

                  4. Section 10 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order therein:

                  "Pegasus" shall mean the Pegasus Communications Corporation."

                  5. The definition of "Change in Control" in Section 10 of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof:

                  "Notwithstanding the foregoing, "Change in Control" shall not include any change in control which results from the Agreement and Plan of Merger, dated January 10, 2000, among Pegasus and certain of its shareholders, Pegasus GSS Merger Sub, Inc., Holdings and certain of its shareholders."

                  6. Notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation, Section 8.02, the Banks hereby consent to the merger (the "Merger") of Holdings with Pegasus GSS Merger Sub, Inc. effected in accordance with the terms of the Agreement and Plan of Merger, dated January 10, 2000, among Pegasus Communication Corporation ("Pegasus") and certain of its shareholders, Pegasus GSS Merger Sub, Inc., Holdings and certain of its shareholders (the " Merger Agreement"), without waivers of any conditions thereunder, so long as such Merger is consummated not later than June 30, 2000.

                  7. Notwithstanding anything to the contrary contained in
Section 8.18 of the Credit Agreement, the Banks hereby waive the restrictions contained in Section 8.18 to the extent same would prohibit Holdings from amending its Certificate of Incorporation, By-Laws or Shareholders' Agreement in order to consummate the Merger, provided, that such modifications or amendments are in form and substance satisfactory to the Agents.

                  8. Holdings, by its signature below, hereby confirms and agrees that its obligations pursuant to the Credit Agreement, the Credit Documents, Holdings Pledge Agreement and the guaranty issued by Holdings pursuant to Section 13 of the Credit Agreement shall remain in full force and effect after giving effect to this Third Amendment.

                  9. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default shall exist, both before and after giving effect to this Amendment (which has not been cured or waived by this Amendment) and (ii) all of the representations, warranties and agreements contained in the Credit Documents shall be true and correct in all material respects, in each case on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

                  10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agents.

                  12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  13. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Banks shall have received true and correct copies of the Merger Agreement in form and substance satisfactory to the Required Banks, (ii) the Agents shall have received an opinion from McDermott, Will & Emery, counsel to Holdings, addressed to the Agents and the Banks, dated the Third Amendment Effective Date, in form and substance satisfactory to the Agents, and to the effect that the execution, performance and delivery of the Merger Agreement does not breach any material contracts that Holdings or any of its Subsidiaries are a party to, (iii) the Agents shall have received an opinion from Drinker Biddle & Reath LLP, counsel to Pegasus and Pegasus GSS Merger Sub, Inc., addressed to the Agents and the Banks, dated the Third Amendment Effective Date, in form and substance satisfactory to the Agents, and to the effect that the execution, performance and delivery of the Merger Agreement does not breach any material contracts that Pegasus or any of its Subsidiaries are a party to, (iv) each Credit Party, the Agents, the Documentation Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (v) the Borrower shall have paid all fees and expenses then owing to the Banks (including, without limitation, legal fees and expenses) with respect to this Amendment.

                  14. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                        GOLDEN SKY HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:
                                        GOLDEN SKY SYSTEMS, INC.


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                        PARIBAS,
                                           Individually and as Syndication Agent
                                           and Managing Agent


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                        FLEET NATIONAL BANK,
                                          Individually and as Administrative
                                          Agent and Managing Agent


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                         Individually and as Documentation Agent



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       PAMCO CAYMEN LTD.
                                       By:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                                   as Collateral Manager


                                       By:
                                           -------------------------------------
                                            Name:
                                             Title:



                                       PAM CAPITAL FUNDING, L.P.
                                       By:  HIGHLAND CAPITAL MANAGEMENT, L.P.
                                                  as Collateral Manager



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       CITIZENS BANK OF MASSACHUSETTS



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       UNION BANK OF CALIFORNIA



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       IBJ WHITEHALL FINANCIAL GROUP



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       FREMONT FINANCIAL CORPORATION



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                       DLJ CAPITAL FUNDING, INC.



                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

The undersigned hereby
acknowledge and consent
to the execution of the foregoing
amendment and transactions provided
for herein.


GOLDEN SKY HOLDINGS, INC.


By:
   -----------------------------------------
     Name:
     Title:



GOLDEN SKY SYSTEMS, INC.


By:
   -----------------------------------------
     Name:
     Title:



ARGOS SUPPORT SERVICES COMPANY


By:
   -----------------------------------------
     Name:
     Title:



PRIMEWATCH, INC.


By:
   -----------------------------------------
     Name:
     Title: